EXHIBIT 23.1


               Consent of Independent Certified Public Accountants




The Board of Directors
Lithia Motors, Inc. and Affiliated Companies:


We consent to the use of our report incorporated herein by reference.


                                     /s/  KPMG Peat Marwick LLP

Portland, Oregon
January 28, 1998